                                                           EXHIBIT NO. EX-99.j.2

                                POWER OF ATTORNEY

         I, Walter E. Auch, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ Walter E. Auch                 Trustee               July 16, 2004
-------------------------
Walter E. Auch

                                POWER OF ATTORNEY

         I, Frank K. Reilly, Chairman and Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Chairman and Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ Frank K. Reilly                Trustee               July 16, 2004
-------------------------
Frank K. Reilly

                                POWER OF ATTORNEY

         I, Edward M. Roob, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ Edward M. Roob                 Trustee               July 16, 2004
-------------------------
Edward M. Roob

                                POWER OF ATTORNEY

         I, Adela Cepeda, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ Adela Cepeda                   Trustee               July 16, 2004
-------------------------
Adela Cepeda

                                POWER OF ATTORNEY

         I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark
F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ J. Mikesell Thomas             Trustee               July 16, 2004
-------------------------
J. Mikesell Thomas

                                POWER OF ATTORNEY

         I, Joseph T. Malone, Treasurer and Principal Accounting Officer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Todd Lebo, Natalie Bej, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal Accounting Officer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.


         SIGNATURE                  TITLE                    DATE
         ---------                  -----                    ----
/s/ Joseph T. Malone               Trustee               July 16, 2004
-------------------------
Joseph T. Malone
----------------